Business combination	12 Months Ended
Dec. 31, 2017
Business combination
Business combination

9.Business combination:

On October 5, 2017, the Company completed the acquisition of DigitalGlobe for a combination of equity and cash consideration totaling $2,328.2 million.  Headquartered in Westminster, Colorado, DigitalGlobe is a global leading provider of high-resolution Earth imagery, data and analysis.  Under the terms of the merger agreement with DigitalGlobe, each DigitalGlobe common share was exchanged for $17.50 in cash and 0.3132 common shares of the Company.

The fair value of the common shares issued as consideration was based on the closing price of a Maxar share on the Toronto Stock Exchange on October 4, 2017 of $54.57 per share (C$68.10 per share).  Share issuance costs of $2.5 million which were directly attributable to the issue of the shares have been netted against share capital.

In order to finance the acquisition, the Company entered into a $3.75 billion credit facility (note 19).  On October 5, 2017, the Company made an initial draw under the new credit facility of $3,096.7 million, net of debt issuance costs of $63.2 million, and used this amount, along with DigitalGlobe cash on hand, to acquire DigitalGlobe’s equity and pay out DigitalGlobe’s equity award holders ($1,155.5 million), to refinance DigitalGlobe’s debt ($1,266.3 million), to refinance the Company’s debt ($741.5 million) and to pay transaction fees and expenses of both the Company and DigitalGlobe, fund working capital, and for general corporate purposes.

As part of the merger agreement, DigitalGlobe’s share-based awards were converted into the right to receive a combination of cash and common shares of the Company, except for the stock component of certain unvested time-based awards that were replaced by equivalent share-based awards of the Company. The fair value of the replacement awards attributable to the pre-acquisition and post-acquisition service periods were $15.8 million and $13.9 million, respectively. The pre-acquisition amount has been included as part of the purchase consideration and the post-acquisition amount will be expensed over the remaining vesting period of the replacement awards.

In addition, certain unvested performance-based DigitalGlobe share-based awards and the cash component of the unvested time-based awards became fully vested and were paid the merger consideration on the closing of the transaction.  Since this accelerated vesting was triggered by the actions of the Company, the component of the fair value of the consideration attributable to the accelerated share-based awards relating to post-acquisition services of $33.1 million has been recognized as share-based compensation expense in the Company’s consolidated statement of earnings. The component relating to pre-acquisition services has been included as part of the purchase consideration.

The merger consideration paid out on the closing of the transaction excluded amounts due to 80,000 dissenting DigitalGlobe preferred shareholders and 352,225 dissenting common shareholders. Subsequent to October 5, 2017, 90,000 common shareholders withdrew their dissent, and will be paid merger consideration with total value of $3.1 million in the first quarter of 2018.  As at December 31, 2017, the estimated obligation owing to the remaining dissenting shareholders of $116.7 million, including interest accrued at the Federal Reserve discount rate plus 5% compounded quarterly, has been recorded as a non-current liability on the consolidated balance sheet (note 17).

In the period October 5, 2017 to December 31, 2017, DigitalGlobe contributed revenue of $221.6 million and earnings before income taxes of $7.6 million. If the acquisition had occurred on January 1, 2017, management estimates that unaudited consolidated revenue would have been $2,307.9 million and unaudited consolidated net earnings would have been $41.7 million for the year ended December 31, 2017.  In determining these amounts, management has conformed DigitalGlobe’s historical financial results originally prepared under US Generally Accepted Accounting Principles to IFRS and has assumed that the fair value adjustments, determined provisionally, that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2017.

The following table summarizes the fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed at the acquisition date. The Company may adjust the preliminary purchase price allocation, as necessary, up to one year after the acquisition closing date as new information is obtained about facts and circumstances that existed as of the closing date. The fair value of satellite assets and intangible assets acquired has been determined using valuation techniques that require estimation of replacement costs, future net cash flows and discount rates. Changes in estimates and assumptions used could have a material impact on the amount of goodwill recorded and the amount of depreciation and amortization expense recognized in earnings for depreciable assets in future periods.

October 5, 2017
Cash paid	$1,131.0
Shares issued	1,063.4
Merger consideration to be settled	3.1
Liability to dissenting shareholders	114.9
Issuance of replacement equity-settled awards	15.8
Purchase consideration	2,328.2

Assets
Cash and cash equivalents	$170.6
Trade and other receivables	142.2
Financial assets, other	13.4
Current tax assets	0.1
Non-financial assets	93.4
Property, plant and equipment	695.8
Definite life intangible assets	1,439.8
2,555.3
Liabilities
Trade and other payables	$83.2
Current tax liabilities	2.7
Provisions	1.4
Employee benefits	29.1
Non-financial liabilities	354.0
Deferred tax liabilities	149.6
Long-term debt	1,276.0
1,896.0

Fair value of net identifiable assets acquired	659.3

Goodwill	$1,668.9

Trade and other receivables comprise gross amounts due of $144.1 million, of which $1.9 million was estimated to be uncollectable at the acquisition date. Intangible assets have been determined on a provisional basis and relate primarily to customer relationships, backlog, technologies, trademarks, non-compete agreements, licenses, and an image library.

The goodwill is attributable mainly to the human capital of DigitalGlobe’s workforce, market presence and the synergies expected to be achieved from integrating DigitalGlobe with the Company’s existing capabilities. No goodwill is deductible for income tax purposes.

During the year ended December 31, 2017, the Company incurred costs of $59.9 million for investment banking fees, legal, tax, consulting and other acquisition and integration costs related to the DigitalGlobe transaction.  These costs have been recognized in other expense in the consolidated statement of earnings and in operating cash flows in the consolidated statement of cash flows.